                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 2003, relating to the financial statements and financial statement schedule of IRIDEX Corporation, which appears in IRIDEX Corporation's Annual Report on Form 10-K for the year ended December 28, 2002.

PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 4, 2003